Prospectus


February 28, 2002, as revised August 30, 2002


Putnam Income Fund

Class A, B, C and M shares
Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

 8  Who manages the fund?

 9  How does the fund price its shares?

 9  How do I buy fund shares?


13  How do I sell fund shares?


14  How do I exchange fund shares?

15  Fund distributions and taxes

16  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- BONDS

We invest mainly in bonds that

* are obligations of corporations and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of this fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1992           9.79%
1993          11.95%
1994          -3.29%
1995          19.81%
1996           4.04%
1997           8.40%
1998           3.65%
1999          -2.03%
2000           7.71%
2001           7.78%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 6.49% (quarter ending 6/30/95) and the lowest return for a quarter was -2.62% (quarter ending 3/31/94).

Average Annual Total Returns (for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                              Past       Past       Past
                                             1 year     5 years   10 years
-------------------------------------------------------------------------------
Class A before taxes                          2.64%      4.01%      6.07%

Class A after taxes on distributions          0.37%      1.45%      3.35%
Class A after taxes on distributions
and sale of fund shares                       1.56%      1.89%      3.51%

Class B before taxes                          2.03%      3.93%      5.79%
Class C before taxes                          6.01%      4.22%      5.78%
Class M before taxes                          4.18%      4.11%      5.99%

Lehman Brothers Aggregate
Bond Index (no deduction of
fees, expenses or taxes)                      8.44%      7.43%      7.23%

-------------------------------------------------------------------------------


Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/01 and, for class B shares, assumes conversion to class A shares after eight years. For periods before the inception of class B shares (3/1/93), class C shares (7/26/99) and class M shares (12/14/94), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C and class M shares. The fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds.

FEES AND EXPENSES


This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
                                    Class A   Class B   Class C   Class M
-------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of the offering price)                4.75%     NONE      NONE     3.25%

Maximum Deferred Sales
Charge (Load) (as a
percentage of the original
purchase price or
redemption proceeds,
whichever is lower)                   NONE*     5.00%     1.00%    NONE*
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                               Total Annual
                       Management  Distribution      Other    Fund Operating
                         Fees      (12b-1) Fees     Expenses     Expenses
-------------------------------------------------------------------------------
Class A                  0.51%         0.25%         0.19%         0.95%
Class B                  0.51%         1.00%         0.19%         1.70%
Class C                  0.51%         1.00%         0.19%         1.70%
Class M                  0.51%         0.50%         0.19%         1.20%
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* A deferred sales charge of up to 1% on class A shares and of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.
-------------------------------------------------------------------------------
                        1 year        3 years     5 years       10 years
-------------------------------------------------------------------------------
Class A                  $567          $763        $  976        $1,586
Class B                  $673          $836        $1,123        $1,810*
Class B
(no redemption)          $173          $536        $  923        $1,810*
Class C
(no redemption)          $173          $536        $  923        $2,009
Class C                  $273          $536        $  923        $2,009
Class M                  $443          $694        $  963        $1,732
-------------------------------------------------------------------------------
* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds, including both government and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest most of the fund's assets in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in lower-rated investments. However, we may not invest in investments that are rated below B or the equivalent by each rating agency or are unrated investments we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that, underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Foreign investments. We may invest in U.S. dollar-denominated fixed-income securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may drop in response to unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets that typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in derivatives including futures, options, warrants and swap contracts, asset-backed securities and equity securities, which may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.51% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.


Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed Income Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

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Portfolio leader        Since    Experience
-------------------------------------------------------------------------------
Kevin M. Cronin         1998     1997 - Present   Putnam Management
-------------------------------------------------------------------------------
Portfolio member        Since    Experience
-------------------------------------------------------------------------------
James M. Prusko         2000     1992 - Present   Putnam Management
-------------------------------------------------------------------------------



How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 4.75%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of up to 5.00% if you sell shares within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* Convert automatically to class A shares after eight years, reducing the future 12b-1 fee (may convert sooner in some cases)

* Orders for one or more funds totaling $250,000 or more per day and cumulative orders of $1,000,000 or more in accounts eligible to purchase class A shares with reduced or no initial sales charge under a right of accumulation will be treated as orders for class A shares or refused

Class C shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of 1.00% if you sell shares within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Initial sales charges for class A and M shares
-------------------------------------------------------------------------------
                        Class A sales charge      Class M sales charge
                         as a percentage of:       as a percentage of:
-------------------------------------------------------------------------------
Amount of purchase       Net amount    Offering    Net amount    Offering
at offering price ($)     invested      price       invested      price*
-------------------------------------------------------------------------------
Under 50,000                4.99%        4.75%        3.36%        3.25%
50,000 but under
100,000                     4.71         4.50         2.30         2.25
100,000 but under
250,000                     3.63         3.50         1.52         1.50
250,000 but under
500,000                     2.56         2.50         1.01         1.00
500,000 but under
1,000,000                   2.04         2.00         NONE         NONE
1,000,000 and above         NONE         NONE         NONE         NONE
-------------------------------------------------------------------------------
* Offering price includes sales charge.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6      7+
-------------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%     0%

A deferred sales charge of 1% will apply to class C shares if redeemed within one year of purchase. A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge if redeemed within two years of purchase. A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.

How do I sell fund shares?

You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 15 calendar days after the purchase date.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

The fund's investment in certain debt obligations may cause the fund to recognize taxable income in excess of cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case,the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information for the years ended October 31, 2001, 2000 and 1999 has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request. The information for all periods prior to the year ended October 31, 1999 has been derived from the fund's financial statements which have been audited by the fund's previous independent accountants.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
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Per-share
operating performance                                      Year ended October 31
------------------------------------------------------------------------------------------------------------
                                          2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.29        $6.44        $6.87        $7.14        $7.02
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                      .38 (c)      .43 (c)      .40 (c)      .48 (c)      .45
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .43         (.16)        (.40)        (.28)         .15
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .81          .27           --          .20          .60
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.41)        (.42)        (.40)        (.40)        (.44)
------------------------------------------------------------------------------------------------------------
In excess of net
investment income                           --           --         (.02)          --           --
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --           --           --         (.04)        (.04)
------------------------------------------------------------------------------------------------------------
From return of capital                      -- (d)       --         (.01)        (.03)          --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.41)        (.42)        (.43)        (.47)        (.48)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.69        $6.29        $6.44        $6.87        $7.14
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   13.39         4.39         (.09)        2.78         8.88
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $1,251,190     $946,755   $1,160,121   $1,426,583   $1,296,600
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  .95          .95          .96         1.02         1.17
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 5.93         6.86         5.95         6.69         6.39
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  233.83 (e)   207.35       209.02       257.12       265.71
------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                      Year ended October 31
------------------------------------------------------------------------------------------------------------
                                          2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.25        $6.41        $6.83        $7.11        $6.99
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                      .33 (c)      .38 (c)      .35 (c)      .42 (c)      .39
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .44         (.17)        (.39)        (.28)         .16
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .77          .21         (.04)         .14          .55
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.37)        (.37)        (.35)        (.36)        (.39)
------------------------------------------------------------------------------------------------------------
In excess of net
investment income                           --           --         (.02)          --           --
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --           --           --         (.04)        (.04)
------------------------------------------------------------------------------------------------------------
From return of capital                      -- (d)       --         (.01)        (.02)          --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.37)        (.37)        (.38)        (.42)        (.43)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.65        $6.25        $6.41        $6.83        $7.11
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   12.63         3.46         (.69)        1.92         8.15
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $474,783     $373,336     $458,766     $494,703     $403,704
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 1.70         1.70         1.71         1.77         1.92
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 5.19         6.11         5.20         5.92         5.64
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  233.83 (e)   207.35       209.02       257.12       265.71
------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------

                                                                                           For the period
Per-share                                                                                  July 26, 1999+
operating performance                                      Year ended October 31           to October 31
------------------------------------------------------------------------------------------------------------
                                                          2001               2000               1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                      $6.27              $6.43              $6.54
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income (c)                                  .32                .39                .10
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                 .45               (.17)              (.11)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                                      .77                .22               (.01)
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                                         (.37)              (.38)              (.10)
------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                           --                 --                 -- (d)
------------------------------------------------------------------------------------------------------------
From return of capital                                      -- (d)             --                 -- (d)
------------------------------------------------------------------------------------------------------------
Total distributions                                       (.37)              (.38)              (.10)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                            $6.67              $6.27              $6.43
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                   12.61               3.53               (.13) *
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $34,545            $10,363             $1,869
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                 1.70               1.70                .46 *
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                 5.03               6.17               1.36 *
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                  233.83 (e)         207.35             209.02
------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                      Year ended October 31
------------------------------------------------------------------------------------------------------------
                                          2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.25        $6.41        $6.84        $7.11        $6.99
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                      .37 (c)      .42 (c)      .38 (c)      .47 (c)      .43
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .42         (.17)        (.40)        (.28)         .16
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .79          .25         (.02)         .19          .59
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.40)        (.41)        (.38)        (.39)        (.43)
------------------------------------------------------------------------------------------------------------
In excess of net
investment income                           --           --         (.02)          --           --
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --           --           --         (.04)        (.04)
------------------------------------------------------------------------------------------------------------
From return of capital                      -- (d)       --         (.01)        (.03)          --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.40)        (.41)        (.41)        (.46)        (.47)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.64        $6.25        $6.41        $6.84        $7.11
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   13.10         4.05         (.26)        2.58         8.74
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $1,024,351   $1,066,539   $1,623,061   $1,188,620     $368,297
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 1.20         1.20         1.21         1.27         1.42
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 5.74         6.61         5.68         6.53         5.76
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  233.83 (e)   207.35       209.02       257.12       265.71
------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

* SYSTEMATIC INVESTMENT PLAN Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th or 31st. The amount you choose will be automatically transferred from your checking or savings account.

* SYSTEMATIC WITHDRAWAL Make regular withdrawals of $50 or more monthly, quarterly, semiannually, or annually from your Putnam mutual fund account valued at $10,000 or more. Your automatic with drawal may be made on any business day of the month except for the 29th, 30th or 31st.

* SYSTEMATIC EXCHANGE Transfer assets auto-matically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

* FREE EXCHANGE PRIVILEGE Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at www.putnaminvestments.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.


Putnam Family of Funds a

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS

Putnam Balanced Fund b
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam New Century Growth Fund b
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Technology Fund b
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM BLEND FUNDS

Putnam Asia Pacific Growth Fund b
Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Emerging Markets Fund b
Putnam Europe Growth Fund
Putnam Global Equity Fund c
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
Putnam International Growth Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS

Putnam Balanced Retirement Fund b
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
Putnam Global Growth and Income Fund b
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund d

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Global Income Trust e
Putnam High Yield Advantage Fund d
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Money Market Fund f
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund f
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

Putnam State tax-free income funds g

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Putnam State tax-free money market funds f, g

California, New York

PUTNAM ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

a As of 6/30/02.

b In anticipation of mergers expected later this year, these funds are closed to new investors.

c It is expected that this fund will merge into Putnam Global Growth Fund later this year.

d Closed to new investors.

e Formerly Putnam Global Governmental Income Trust.

f An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

g Not available in all states.



For more information
about Putnam Income Fund

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent accountants' reports and financial statements included in the fund's three most recent annual reports to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com


             File No. 811-653          NP035 83651 8/02